                                                                   Exhibit 15(c)


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Terry K. Glenn his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH INDEX FUNDS, INC. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of February, 1999.


                                    /s/ Donald C. Burke
                                    --------------------------------
                                    Donald C. Burke
                                    Treasurer
                                    Merrill Lynch Index Funds, Inc.

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Terry K. Glenn his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH INDEX FUNDS, INC. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of February, 1999.



                                    /s/ Donald C. Burke
                                    ----------------------------------
                                    Donald C. Burke
                                    Treasurer
                                    Merrill Lynch Index Trust